NATIXIS FUNDS

Supplement dated January 21, 2021 to the Natixis Funds Prospectuses dated February 1, 2020, April 1, 2020, May 1, 2020, June 1, 2020, September 29, 2020 and December 15, 2020 (each a “Prospectus”), as may be revised or supplemented from time to time, for the following funds:

AEW Global Focused Real Estate Fund AlphaSimplex Global Alternatives Fund	Loomis Sayles Limited Term Government and Agency Fund
AlphaSimplex Managed Futures Strategy Fund Gateway Equity Call Premium Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund
Gateway Fund	Loomis Sayles Strategic Alpha Fund
Loomis Sayles Core Plus Bond Fund	Loomis Sayles Strategic Income Fund
Loomis Sayles Credit Income Fund	Mirova Global Green Bond Fund
Loomis Sayles Global Allocation Fund	Mirova Global Sustainable Equity Fund
Loomis Sayles Global Growth Fund	Mirova International Sustainable Equity Fund
Loomis Sayles Growth Fund	Mirova U.S. Sustainable Equity Fund
Loomis Sayles High Income Fund	Natixis Oakmark Fund
Loomis Sayles Intermediate Duration Bond Fund	Natixis Oakmark International Fund
Loomis Sayles Intermediate Municipal Bond Fund	Natixis U.S. Equity Opportunities Fund
Loomis Sayles International Growth Fund	Vaughan Nelson Mid Cap Fund
Loomis Sayles Investment Grade Bond Fund	Vaughan Nelson Small Cap Value Fund
Vaughan Nelson Select Fund

Effective immediately, the following information is restated within Appendix A – Intermediary Specific Information within each Prospectus:

Ameriprise Financial

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

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Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

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Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

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Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

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Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).